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                                                                   EXHIBIT 10.22

                      AMENDMENT NO. 1 TO LEASE AGREEMENT

     THIS AMENDMENT NO. 1 TO LEASE is made and entered into as of June 21, 1999, by and between THE CONCOURSE JOINT VENTURE, a California general partnership ("Lessor"), and HOMEGROCER.COM, a Delaware corporation ("Lessee"), with respect to the following facts:

                                   RECITALS

     A. Lessor and Lessee have heretofore made and entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Net (the "Lease"), dated June ____,1999, with respect to those certain Premises located at 10 Whatney, Irvine, California.

     B. In connection with the Lease, Lessor, Lessee, and The Irvine Company have made and entered into a tri-party agreement (the "Tri-Party Agreement") on the terms and conditions set forth in that certain Agreement, a true and correct copy of which is attached hereto as Exhibit "A". The purpose of the Tri-Party Agreement is to obtain the consent required from The Irvine Company for Lessee to operate a "retail business" on the premises as more particularly described in said Tri-Party Agreement. In consideration of said Tri-Party Agreement, Lessor has agreed to pay to The Irvine Company the sum of $0.02 per square foot of Premises occupied by Lessee per month during the term of the Lease (the "Lease Term Payment"), and during any extended term of the Lease an adjusted monthly amount to be determined in the manner set forth in said Tri-Party Agreement (the "Extended Term Payment").

     C. Lessor and Lessee desire by this Agreement to provide for monthly additional rent payable by Lessee to Lessor under the Lease in order to reimburse Lessor for the sums Lessor is required to pay The Irvine Company under the Tri-Party Agreement, and to provide additional security to Lessor in the form an additional letter of credit in respect of said payment obligation.

                             TERMS AND CONDITIONS

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


     1.  Tri-Party Agreement.   Lessor and Lessee hereby acknowledge and agree
         -------------------
that the Tri-Party Agreement, and their respective rights and obligations thereunder, are hereby incorporated into and are a part of the Lease. Lessee hereby covenants and agrees to reimburse Lessor, as provided for at Paragraph 2, below, for all sums payable by Lessor to The Irvine Company under or pursuant to the Tri-Party Agreement.

     2.  Additional Rent. Notwithstanding anything to the contrary set forth at
         ---------------
paragraph 1.5 of the Lease, paragraph 58 of the Lease Addendum, on elsewhere in the Lease, Lessor and Lessee hereby acknowledge and agree that in addition to the Monthly Base Rent payable by Lessee during the Lease Term, Lessee shall pay to Lesson throughout the Lease Term, as additional rent, the sum of $2,106.00 per month, payable at the same time as Base Rent is payable. In addition, said $2,106.00 monthly additional rent amount shall be adjusted (i) during the Lease Term at the same time, and to the same extent, as the payment
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that is required to be made by Lessor to The Irvine Company under the Tri-Party
Agreement is adjusted as provided therein, and (ii) during any extended term of the Lease so that it is identical to the Extended Term Payment required to be paid to The Irvine Company under the terms of the Tri-Party Agreement.

     3.  Letter of Credit. Notwithstanding anything to the contrary set forth at
         ----------------
Paragraph 75 of the Lease Addendum, prior to the Commencement Date of the Lease, Lessee shall deliver to Lessor, as additional security for Lessee's obligations under the Lease, including without limitation Lessee's obligation to pay to Lesson the additional rent set forth at paragraph 2, above, a letter of credit (the "Letter of Credit"), from a financial institution and in a form reasonably satisfactory to Lessor, in the principal amount of $425,000. The Letter of Credit shall be in full force and effect for the entire Lease Term; provided, however, in the event that Lessee is not at the time in material breach of its Lease obligations, which breach is uncured and ongoing, the principal amount of the Letter of Credit may be reduced to $325,000 after the expiration of the first three (3) years of the Lease Term, and to $225,000 after the first four
(4) years of the Lease Term, after which time the Letter of Credit shall remain at $225,000 for the remainder of the Lease Term. The Letter of Credit shall provide that Lessor may from time to time draw upon the Letter of Credit by written demand to the issuer thereof, executed by an officer of Lessor, stating that Lessee is in breach of the Lease and identifying the amount to be drawn thereon in order to compensate Lessor for damages it has sustained as a result of said breach. In the event Lessor shall at any time sell or otherwise transfer the Premises, Lessee shall be obligated to obtain a replacement Letter of Credit in the name of the transferee within thirty (30) days written demand therefor by Lessor. Lessee acknowledges and agrees that Lessor shall have the right to draw upon said letter of credit in full in the event Lessee has not provided to Lessor a substitute Letter of Credit in the form required hereby at least thirty
(30) days prior to the expiration of the then-effective Letter of Credit.

     4.  Miscellaneous Provisions.
         ------------------------

          3.1 Captions. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed to qualify the meaning of any provision herein.

          3.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

          3.3 Entire Agreement. This Agreement, together with any exhibits and any other documents necessary to effectuate the terms of this Agreement, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No changes or modification of or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto.

          3.4 Severability. The provisions of this Agreement shall be deemed severable arid the invalidity and unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

          3.5 Waiver. The failure of any party hereto to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant or condition and the obligations of each party with respect thereto shall continue in full force and effect.

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          3.6   Fees and Expenses. The parties hereto shall each pay their own respective costs, fees and expenses, including, but not limited to, fees and expenses of counsel, accountants and other professionals, incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

          3.7 Attorneys' Fees. If any party hereto commences an action against any other party hereto to enforce any of the terms hereof or because of the breach by any party hereto of any of the terms hereof, the losing or defaulting party shall pay the prevailing party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action (whether by arbitration or in court of law), and in connection with any action to collect any judgment rendered thereunder.

          3.8 Construction. This Agreement has been reviewed by all parties hereto and their respective attorneys, and all parties have had a full opportunity to negotiate the contents hereof. The parties expressly waive any common law or statutory rule of construction that ambiguities be construed against the drafter of this Agreement.

          3.9 Assignment. Except as otherwise expressly permitted hereunder, the rights and obligations of each party hereunder shall not be assignable without the prior written consent of the other parties hereto.

          3.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

          3.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original without production of the others and all of which shall constitute one and the same instrument.

                       (Signatures Appear on Next Page)

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     IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the date first above written.

                              THE CONSOURSE JOINT VENTURE, a California general partnership

                              By:  The Northwestern Mutual Life Insurance
                              Company, a Wisconsin corporation, general partner

                                   By: Northwestern Investment Management
                                   Company, its wholly owned subsidiary and
                                   authorized representative



                                   By:   /s/:Donald L. O'Dell
                                         --------------------
                                   Name: Donald L. O'Dell
                                         ----------------
                                   Its:  Managing Director
                                         -----------------

                              By: Olive, Inc., a Delaware corporation

                                   By:   /s/: James G. Loduha
                                         --------------------
                                   Name: James G. Loduha
                                         ---------------
                                   Its:  Vice President
                                         --------------

                              HOMEGROCER.COM., a Delaware corporation

                              By:           /s/: Daryl L. Stromswold
                                            ------------------------
                              Printed Name: Daryl L. Stromswold
                                            -------------------
                              Its:          Assistant Secretary
                                            -------------------

                              By:           /s/: Ken Deering
                                            ----------------
                              Printed Name: Ken Deering
                                            -----------
                              Its:          Vice President
                                            --------------

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